Benefits at a Glance for Management Benefitted Employees Here’s a quick review of the total benefits offered to you as a Management Benefitted employee of Vectrus. BENEFIT . . . WHAT IT PROVIDES . . . Vectrus 401(k) Plan Income for Retirement Medical Plans Domestic and International Plans Health Savings Account Domestic for those participating in a Vectrus High Deductible Health Plan Tele-Health Benefit Domestic for those participating in a Vectrus medical plan Dental Plan Domestic and International Plans Vision Plan Domestic and International Plans Flexible Spending Account Plan (FSA) Option to pay for certain predictable health care or dependent care expenses with pre-tax dollars Short Term Disability Plan Company paid disability income continuation for up to 25 weeks Long Term Disability Plan Voluntary disability plan to provide income continuation beyond 26 weeks Life Insurance Plan Life Insurance equal to one times your annual base pay Voluntary Life and Accident Insurance Plan Additional Life and Accident insurance for you and your family Employee Assistance Program This benefit provides an array of services for you and your immediate family to support your day to day life Business Travel Accident Plan Additional accident insurance for you when you travel for the Company Other Voluntary Plans Domestic and International employees are offered Other Voluntary plans: VOYA – Accident Insurance, Hospital Confinement Indemnity and Critical Illness. Paid Time Off (PTO) Time off with pay to use for personal, sick or vacation Holiday 12 paid Holidays per year

Following is a closer look at each of the plans. . . Your Benefits (Closer Up) Each of Vectrus benefit plans serves a unique purpose-whether it’s to provide comprehensive health care coverage, income for retirement, or simply time off with pay... Investment and Savings Plan - 401(k) These are some of the highlights: • You can contribute up to 70% (subject to IRS limitations) of your base pay to the plan - on a pre-tax and/or Roth post tax basis. Another option within the plan will allow you to contribute up to 25% (12% for identified Highly Compensated Employees) of your base pay in an after-tax source. If you are at least age 50, you can also elect to make catch-up contributions in accordance with IRS guidelines. • Vectrus offers a competitive match under the 401(k) plan. • You direct your contributions and Company contributions made on your behalf to one or more of the Prudential investment options. • You are immediately 100% vested in the Company monies. • You can change your own contribution amounts, reallocate your account balances, borrow from your account, or make withdrawals from your account while working for Vectrus. • The Plan accepts rollovers of account balances from another employer’s qualified pension or savings plan.

Medical Plans These are some highlights: Domestic: • Employees are offered three medical plans through Cigna, OAP, 1500 High Deductible Health Plan and 2600 High Deductible Health Plan with a Health Savings Account options for the HDHP plans. International: • Employees are offered three medical plans through Cigna Global. OAP Management Plan, OAP Catastrophic Plan and the Short Term Abroad Plan (employee coverage only). Vectrus does require all international employees to elect one of the Vectrus medical plans. ------------------------------------------------------------------------------------------------------------ • Both Domestic and International employees share a portion of the cost of coverage with Vectrus. Domestic contributions are deducted from your paycheck on a pre-tax basis. Health Savings Account These are some highlights: Domestic: • Employees are able to contribute to a Health Savings Account (HSA) if you are enrolled in one of the High Deductible Health Plans.  Health Savings Accounts (HSA’s) allows you to save pre-tax dollars to use for eligible medical, dental and vision out of pocket costs. These funds are never taxable if you use for eligible medical, dental and vision out of pocket costs.  HSA’s balance can rollover year after year. No use it or lose it rule.  It’s your medical 401(k) plan to assist with medical expenses in your retirement. International: • Employees are not eligible to participate. ------------------------------------------------------------------------------------------------------------

VECTRUS
TRUE TO YOUR MISSION

Tele-Health

These are some highlights:

Domestic:

- Employees participating in one of Vectrus' medical plans are automatically enrolled in HealthiestYou.
  - 24 x 7 Unlimited doctor access
  - Either $0 co-pay or $10 co-pay
  - Locate Providers
  - GEO based prescription search engine
  - Smart Phone applications; sync to your medical benefits real time
  - Shop and price procedures for comparison in your area
  - Scheduling and benefits eligibility

International:

- Employees are not eligible to participate.

Dental Plan

These are some highlights:

Domestic:

- Employees are offered a comprehensive dental plan through Cigna.

International:

- Employees are offered a comprehensive dental plan through Cigna Global. The plan provides coverage for the employee working internationally and dependent coverage regardless if they are with the employee or staying in the United States.

- Both Domestic and International employees share a portion of the cost of coverage with Vectrus. Domestic contributions are deducted from your paycheck on a pre-tax basis.

Vision Plan These are some highlights: Domestic: • EyeMed provides two plans of coverage for eye exams, frames, lenses and contact lenses are covered, plus there is a discount for laser surgery. International: • Cigna Global medical plan provides vision coverage within the medical plan so the coverage is automatic when you elect your medical plan. Flexible Spending Account Plan (FSA) These are some highlights: • The FSA affords you the opportunity to use tax-free dollars to pay for many health care and dependent care expenses. • Medical Care annual limit is $2,600 with Dependent Care annual limit at $5,000 for 2017. • The Medical Care Spending Account lets you use money you have set aside to pay for health care expenses for you and your eligible dependents that aren’t paid for by other health plans. • The Dependent Care Spending Account lets you use money you have set aside to reimburse yourself for eligible dependent care expenses that are necessary in order for you to work and, if you are married, for your spouse either to work or be a full- time student, or if your spouse is totally disabled. • Allowable expenses are defined by IRS regulations and, if you do not use the money you have set aside for charges incurred in the plan year, you lose it. You must plan carefully. (For example, you must use money set aside in 2017 for charges incurred from January 1, 2017 – December 31, 2017.) • Transit and Parking Pre-Tax Benefit lets you use pre-tax money to pay for qualified expenses. Transit allows $130 per month and $250 per month of parking.

Short Term Disability Plan (STD) These are some highlights: • You receive a portion of your regular pay if you’re disabled by a sickness or accident that is not covered by workers’ compensations benefits, offset by state disability benefits, where applicable. • The amount you receive depends on your years of service. • Benefits can continue for a maximum of 25 weeks. • Vectrus pays the full cost of coverage. Long Term Disability Plan (LTD) These are some highlights: • LTD is an employee elective plan. LTD will generally pick up where Short Term Disability benefits end (typically, after 26 weeks of disability) if elected. • Benefits can continue for as long as you remain disabled under the terms of the Plan up until you reach age 65. • You pay the full cost of coverage through automatic payroll deductions. • If you qualify, you receive up to 60% of your base pay (to a maximum benefit of $15,500 per month), offset by any Social Security Disability benefits received by you or your family on your behalf.

Basic Life and Accidental Death and Dismemberment Insurance Plan These are some highlights: • Your coverage is equal to one times your annual base pay, rounded to the next higher $1,000 if not already an even $1,000 multiple. • Vectrus pays the full cost of coverage. • Your coverage automatically includes Basic Life at 1 x annual base pay and 1 x annual base pay for Basic AD&D (Accidental Death and Dismemberment) coverage. Voluntary Life Insurance Plan These are some highlights: • Domestic and International employees are offered Voluntary Life Insurance plans that allow for employee coverage as well as spouse and child(ren) coverage. • You pay the full cost of coverage through automatic payroll deductions. Voluntary Accidental Death and Dismemberment Insurance Plan These are some highlights: • The Plan is completely voluntary. It provides 24-hour, year-round coverage for you (or your dependent) if you die or are severely injured* - whether or not you’re conducting Vectrus business. *See plan document for War Risk Exclusions* • In general, you can select coverage from amounts of $10,000 to $500,000 in multiples of $10,000. • You can also select coverage for your spouse and children. • You pay the full cost of coverage through automatic payroll deductions.

Employee Assistance Program (EAP) These are some highlights: • Domestic and International employees have EAP coverage. • Coverage is 24/7 for employees and household members and dependents that you financially support. • Face to Face visits with a counselor • Day to Day support o Relationship issues o Debt Management o Legal Concerns o Behavioral problems o Stress o Grief o Trauma Business Travel Accident Plan These are some highlights: • Coverage is automatic. The Business Travel Accident Plan pays benefits to you (or your beneficiary) if you die or are severely injured while on Vectrus business anywhere in the world. • Vectrus pays the full cost of this coverage. Other Voluntary Plans VOYA – Accident Insurance • This plan is designed to pay you the benefit for specific injuries and events resulting from a covered accident. The amount paid depends on the type of injury and care received. You may have the option to elect insurance to meet your needs. VOYA – Hospital Confinement Indemnity Insurance • This plan is designed to pay a daily benefit if you have a covered stay in a hospital, critical care unit or rehabilitation facility.

VOYA – Critical Illness • This plan is designed to pay for the following illnesses and conditions: o Base Module . Heart Attach . Stroke . Coronary artery bypasses (25%) . Coma . Major organ failure . Permanent paralysis . End Stage renal (kidney) failure o Cancer Module . Cancer . Carcinoma in situ (25%) . Skin Cancer (10%) Paid Time Off/Vacation Vectrus Domestic employees are entitled to an accrual of annual Paid Time Off, which is determined by one’s years of employment with the Company. Vectrus International employees will follow the contracts provision for PTO or Vacation/Sick benefits. Holidays The Holiday schedule may vary by location. Management Benefitted employees recognize 12 paid holidays per year. Important Note: As provided in all Vectrus benefit plans, the terms and conditions of the plan documents will govern, and while Vectrus expects to continue the plan or plans indefinitely, it reserves the right to change or discontinue the plan or plans at any time for some or all participants. 3/2017